                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              Insmed Incorporated
                              -------------------
            (Exact name of registrant as specified in its charter)

               Virginia                            54-1972729
               --------                            ----------
(State of incorporation or organization)          (IRS employer
                                                identification no.)

        800 East Leigh Street
         Richmond, Virginia                           23219
         ------------------                           -----
 (Address of principal executive offices)          (Zip code)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

               None                                    N/A


       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 par value
                         ----------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     A description of the Common Stock of the Registrant is set forth under the caption "Description of Insmed Incorporated Capital Stock" in the Joint Proxy Statement/Prospectus contained in the Registration Statement (File No. 333-30098) on Form S-4, originally filed with the Securities and Exchange Commission on February 10, 2000, as amended (the "Registration Statement"), and such Registration Statement is incorporated herein by reference.

Item 2.   Exhibits.
          --------

     The following exhibits are filed as a part hereof:

     1. Articles of Incorporation of the Registrant, as amended, which are incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

     2. Amended and Restated Bylaws of the Registrant, which are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

     3. Article VI of the Articles of Incorporation, which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

     4. Specimen stock certificate representing common stock, $.01 par value per share, of the Registrant, which is incorporated herein by reference to
        Exhibit 4.2 to the Registration Statement.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                          INSMED INCORPORATED
                              (Registrant)



                          By:  /s/ Geoffrey Allan, Ph.D.
                               ---------------------------------------
                               Geoffrey Allan, Ph.D.
                               Chairman of the Board,
                               President and Chief Executive Officer


Dated: May 31, 2000
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                                 EXHIBIT INDEX

                                                                         Sequentially
Exhibit No.         Description                                          Numbered Pages
--------------     -------------------------------------------------    ------------------
        1           Articles of Incorporation of the Registrant, as
                    amended, which are incorporated herein by
                    reference to Exhibit 3.1 to the Registration
                    Statement.

        2 Amended and Restated Bylaws of the Registrant, which are incorporated herein by reference to
                    Exhibit 3.2 to the Registration Statement.

        3 Article VI of the Articles of Incorporation, which is incorporated herein by reference to
                    Exhibit 4.1 to the Registration Statement.

        4 Specimen stock certificate representing common stock, $.01 par value per share, of the Registrant, which is incorporated herein by reference to Exhibit 4.2 to the Registration
                    Statement.